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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 29, 2000

                             MPM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                    Washington              0-14910          81-0436060
                   ----------------    ----------------   ------------------
                   (State or other       (Commission      (IRS Employer
                   jurisdiction of        File Number)     Identification No.)
                   incorporation)


              222 W. Mission Ave., Suite 30, Spokane, WA             99201
              -------------------------------------------           -------
               (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number including area code (509) 326 3443

             (Former name or address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


ITEM 5.  OTHER EVENTS
The Company issued a press release on December 29, 2000. A copy of such press release is attached hereto as Exhibit 1.


ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR


ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

           (a).  Financial Statements of business acquired

           (b).  Pro forms financial information

           (c).  Exhibits
                  Press Release dated December 29, 2000

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                                  SIGNATURE(S)


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              MPM Technologies Inc.


    December 29, 2000                        /s/ Robert D. Little
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         (Date)                                 Robert D. Little
                                                   Secretary